UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) - October 29, 2004

                      The First of Long Island Corporation
               (Exact Name of Registrant as Specified in Charter)

New York                            0-12220                  11-2672906
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

10 Glen Head Road, Glen Head, New York                       11545
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code - (516) 671-4900

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On November 1, 2004, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation's financial condition as of September 30, 2004 and its results of operations for the nine and three month periods then ended. The press release is furnished as
Exhibit 99.1 to this Form 8-K filing. On October 29, 2004, the Corporation mailed a quarterly report to shareholders disclosing substantially similar nonpublic information regarding the Corporation's financial condition and results of operations. The quarterly report to shareholders is furnished as
Exhibit 99.2 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press Release dated November 1, 2004 regarding the quarterly period ended September 30, 2004.

Exhibit 99.2 Quarterly Report To Shareholders For The Quarter Ended September 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The First of Long Island Corporation
                                      (Registrant)


Date: November 1, 2004                By: /s/ Mark D. Curtis
                                      ----------------------
                                      Mark D. Curtis
                                      Senior Vice President & Treasurer
                                      (principal accounting & financial officer)


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